                                                                    Exhibit 10.3

Bank of America [LOGO]

                                                                         PAGE: 1
DATE:  APRIL 18, 2003

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER:  3055597

BENEFICIARY                        APPLICANT
LISA FRIES-GARDNER AND/OR    FOSTER WHEELER LLC
MR. KEVIN GARDNER            AND ITS AFFILIATES OR SUBSIDIARIES
PERRYVILLE CORPORATE PARK    PERRYVILLE CORPORATE PARK
CLINTON, NJ 08809-4000       CLINTON, NJ 08809-4000

                                   AMOUNT
                             USD 301,957.00
                             THREE HUNDRED ONE THOUSAND NINE HUNDRED FIFTY SEVEN
                             AND 00/100'S US DOLLARS

                             EXPIRATION
                             APRIL 15, 2004 AT OUR COUNTERS

WE HEREBY ISSUE IN YOUR FAVOR OUR IRREVOCABLE LETTER OF CREDIT FOR THE ACCOUNT
OF FOSTER WHEELER LLC AND ITS AFFILIATES OR SUBSIDIARIES (HEREINAFTER "FW") IN
THE AGGREGATE AMOUNT OF USD 301,957.00 (UNITED STATES DOLLARS THREE HUNDRED ONE
THOUSAND NINE HUNDRED FIFTY SEVEN AND 00/100), AVAILABLE BY DRAFT AT SIGHT DRAWN
ON US, PRESENTED TO US IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS
CREDIT ON OR PRIOR TO ITS EXPIRATION.

YOUR DRAFT MUST MENTION OUR CREDIT NUMBER AS IT APPEARS ABOVE, AND MUST BE
ACCOMPANIED BY THE ORIGINAL OF THIS LETTER OF CREDIT AND ONE OF THE BELOW
MENTIONED DOCUMENTS.

1. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME PRIOR TO THE THEN EXPIRY
DATE, CERTIFYING: "LISA FRIES-GARDNER IS NO LONGER IN THE EMPLOYMENT OF FW AND
THAT THE AMOUNT AVAILABLE UNDER LETTER OF CREDIT 3055597 IS THEREFORE DUE."

OR

2. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME PRIOR TO THE THEN EXPIRY
DATE, CERTIFYING: "DUE TO THE DEATH OR DISABILITY OF LISA FRIES-GARDNER, THE
AMOUNT AVAILABLE UNDER LETTER OF CREDIT 3055597 IS THEREFORE DUE."

OR

3. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME WITHIN SIXTY (60) DAYS
OF THE THEN EXPIRY DATE CERTIFYING: "DUE TO LETTER OF CREDIT 3055597 NOT BEING
RENEWED OR EXTENDED IN ACCORDANCE WITH THE AGREEMENT BETWEEN LISA FRIES-GARDNER
AND FW, THE AMOUNT AVAILABLE UNDER LETTER OF CREDIT IS THEREFORE DUE."

OR

4. A SIGNED STATEMENT BY THE BENEFICIARY, DATED ANYTIME AFTER JULY 30, 2003
CERTIFYING: "DUE TO LETTER OF CREDIT 3055597 NOT BEING INCREASED IN ACCORDANCE
WITH THE AGREEMENT BETWEEN LISA FRIES-GARDNER AND FW, THE AMOUNT AVAILABLE UNDER
THE LETTER OF CREDIT IS THEREFORE DUE."

THIS LETTER OF CREDIT SHALL EXPIRE ON APRIL 15, 2004 BUT SUCH EXPIRATION DATE
SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE (1) YEAR
FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, BUT IN NO EVENT LATER THAN APRIL
15, 2005, UNLESS, AT LEAST 30 DAYS BEFORE ANY EXPIRATION DATE, WE NOTIFY YOU BY
REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS, THAT THIS
LETTER OF CREDIT IS NOT EXTENDED BEYOND THE CURRENT EXPIRATION DATE.

Bank of America, N.A. Trade Operations
Mail Code CA9-703-19-09                                   ORIGINAL
333 S. Beaudry Avenue, 19th Floor, Los Angeles, CA 90017

                                                                         PAGE: 2

THIS IS AN INTEGRAL PART OF LETTER OF CREDIT NUMBER:  3055597

SPECIAL CONDITIONS:

PARTIAL DRAWINGS ARE NOT PERMITTED.

WE HEREBY ENGAGE WITH THE BENEFICIARY THAT DOCUMENT PRESENTED UNDER AND IN
COMPLIANCE WITH THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT WILL BE DULY
HONORED UPON PRESENTATION AS SPECIFIED HEREIN.

THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES 1998,
ICC PUBLICATION 590.

IF YOU REQUIRE ANY ASSISTANCE OR HAVE ANY QUESTIONS REGARDING THIS TRANSACTION,
PLEASE CALL 213-345-0135.

/S/SERGIO CARMONA                           /S/THELMA CHAN
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AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE
SERGIO CARMONA                              THELMA CHAN